                                                                    Exhibit 24.1





                                   DIRECTOR OF
                             GRANT GEOPHYSICAL, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director of Grant Geophysical, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jonathan D. Pollock and Larry E. Lenig, Jr. and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, $.001 par value per share of the Corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 17, 1997.



/s/ J. Kelly Elliott
-----------------------------
J. Kelly Elliott
Director

                                   DIRECTOR OF
                             GRANT GEOPHYSICAL, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director of Grant Geophysical, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jonathan D. Pollock and Larry E. Lenig, Jr. and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, $.001 par value per share of the Corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 17, 1997.



/s/ Donald G. Russell
-----------------------------
Donald G. Russell
Director

                             DIRECTOR AND OFFICER OF
                             GRANT GEOPHYSICAL, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director and officer of Grant Geophysical, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jonathan D. Pollock with full power of substitution and resubstitution, as attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, $.001 par value per share of the Corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that said attorney or his substitutes may deem necessary or desirable, in his sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 17, 1997.







/s/ Larry E. Lenig, Jr.
-----------------------------
Larry E. Lenig, Jr.
President, Chief Executive Officer and Director
(Principal Executive Officer)

                                   OFFICER OF
                             GRANT GEOPHYSICAL, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned officer of Grant Geophysical, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jonathan D. Pollock and Larry E. Lenig, Jr. and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, $.001 par value per share of the Corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 17, 1997.







/s/ Michael P. Keirnan
-----------------------------
Michael P. Keirnan
Chief Financial Officer, Treasurer and Secretary
(Principal Financial Officer)

                             GRANT GEOPHYSICAL, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  Grant Geophysical, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jonathan D. Pollock and Larry E. Lenig, Jr. and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the Corporation, for it and in its name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, $.001 par value per share of the Corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 17, 1997.



GRANT GEOPHYSICAL, INC.



By: /s/  Larry E. Lenig, Jr.
    -------------------------
     Larry E. Lenig, Jr.
     President and Chief Executive Officer

                                   OFFICER OF
                             GRANT GEOPHYSICAL, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned officer of Grant Geophysical, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jonathan D. Pollock and Larry E. Lenig, Jr. and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, $.001 par value per share of the Corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 17, 1997.







/s/  Charles Ackerman
-----------------------------
Charles Ackerman
Controller
(Chief Accounting Officer)